T. Rowe Price Global Multi-Sector Bond Fund

Supplement to Summary Prospectus Dated October 1, 2017

On page 8, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Kenneth A. Orchard will join Steven C. Huber as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Orchard joined T. Rowe Price International in 2010. Effective December 31, 2018, Mr. Huber will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Orchard will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Huber plans to retire from T. Rowe Price on or around December 31, 2018.

The date of this supplement is January 11, 2018.

F175-042-S 1/11/2018